UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2013

Puget Technologies, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-179212	01-0959140
(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Blvd, Suite 1400
Fort Lauderdale, FL 33301
(Address of principal executive offices and zip code)

(954) 332-2471
(Registrant’s telephone number including area code)

______________
(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On September 2, 2013, PUGET TECHNOLOGIES, INC., a Nevada corporation (“PUGE” or the “Company”), B-29 ENERGY INC., a Colorado corporation (“B-29”), and Ronald Leyland, sole director, president, and registered holder of 100% of the shares of B-29 (the “Shareholder”) and Chairman and Chief Executive Officer of PUGE, entered into share exchange agreement whereby PUGE acquired all of the issued and outstanding common stock of B-29 held by the Shareholder (100 shares) and, in exchange, issued 15,000,000 shares of PUGE to the Shareholder (Shareholder now holds 35.2% of the capital stock of PUGE).

At the same time as the issuance of the above 15,000,000 PUGE shares to Shareholder, current PUGE shareholder Allanwater Enterprises Corp. will surrender its 15,000,000 PUGE shares which PUGE will then cancel, resulting in a zero net increase in the issued and outstanding shares of the Company as a result of the issuance in the share exchange transaction.

SECTION 2—FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

As a result of the above share exchange, B-29 became a wholly owned subsidiary of PUGE. B-29 Energy Inc.’s business is the development and distribution of effective and tasty energy products. B-29 is in the development stage as defined under Accounting Codification Standard, Development Stage Entities (“ASC-915”), as the Company is still devoting substantially all of its efforts on establishing the business. The assets of B-29 include, but are not limited to, all intellectual property, trade name, trade secrets, trademarks, personnel contracts, website domain and content, strategic partnerships, publications, operating model, manuals, licenses, and all other confidential information related to the B-29 Energy Drink.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired

The audited financial statements of B-29 Energy Inc. for the year ended June 30, 2013, and the accompanying notes to those financial statements are set forth below:

THOMAS J. HARRIS
CERTIFIED PUBLIC ACCOUNTANT
3901 STONE WAY N., SUITE 202
SEATTLE, WA  98103
206.547.6050

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
B-29 Energy, Inc.

We have audited the accompanying balance sheets of B-29 Energy, Inc. (A Development Stage Company) as of June 30, 2013, and the related statements of operations, stockholders’ equity and cash flows for the period then ended, and the period May 24, 2013 (inception) to June 30, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of B-29 Energy, Inc. (A Development Stage Company) as of June 30, 2013, and the results of its operations and cash flows for the periods then ended and May 24, 2013 (inception), to June 30, 2013 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #3 to the financial statements, the company has had significant operating losses; a working capital deficiency and its need for new capital raise substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note #3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Seattle, Washington
July 19, 2013

B-29 Energy, Inc.
Balance Sheet
(a development stage company)

6/30/2013
(Audited)
ASSETS

CURRENT ASSETS
Cash	$700
Inventory	-
Prepaid expenses	-
Total Current Assets	700

FIXED ASSETS
Property & equipment, net	-
Total Fixed Assets	-

OTHERASSETS
Intangible assets	1
Website development costs, net	-
Total Other Assets	1

TOTAL ASSETS	$701

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,500
Notes payable	-
Total Current Liabilities	2,500

LONG-TERM LIABILITIES
Loans payable	-
Due to affiliate and shareholder	-
Total Long-term Liabilities	-

TOTAL LIABILITIES	2,500

STOCKHOLDERS' DEFICIT
Common stock, 0.001 par value,
Authorized: 100
Issued: 100 and 0, respectively	1
Common stock payable	-
Additional paid in capital	12,600
Accumulated deficit during development stage	(14,400)
Total Stockholders' Deficiency	(1,799)

TOTAL LIABILITIES AND DEFICIT	701

The accompanying notes are an integral part of these financial statements.

B-29 Energy, Inc.
Statement of Operations
(a development stage company)

	For the Three Months Ended June 30, 2013	For the Three Months Ended June 30, 2012	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012	Development Stage inception (5/24/2013) to June 30, 2013

Revenue	$-	$-	$-	$-	$-

Cost of sales	-	-	-	-	-

Gross Profit	-	-	-	-	-

General and administrative expenses	4,400	-	4,400	-	4,400

Research and development	10,000	-	10,000	-	10,000

Interest expense	-	-	-	-	-

Impairment of asset	-	-	-	-	-

Forgiveness of Debt	-	-	-	-	-

Impairment of Goodwill	-	-	-	-	-

Operating Loss	(14,400)	-	(14,400)	-	(14,400)

Other Income	-	-	-	-	-

Income/(loss) before income taxes	(14,400)	-	(14,400)	-	(14,400)

Provision for income taxes
Federal	-	-	-	-	-
State	-	-	-	-	-

Net gain/(loss) from operations	$(14,400)	$-	$(14,400)	$-	$(14,400)

Net gain/(loss)	$(14,400)	$-	$(14,400)	$-	$(14,400)

Net loss per share, basic and diluted	$(177.78)	$-	$(177.78)	$-	$-

Weighted average common shares outstanding	81	-	81	-	81

The accompanying notes are an integral part of these financial statements.

B-29 Energy, Inc.
Statement of Changes in Stockholders’ Deficit
(a development stage company)

			ADDITIONAL
	Common Stock		PAID IN	Development	TOTAL
	Shares	Amount	CAPITAL	Stage	EQUITY

Balance, May 24, 2013	100	1	-	-	1

Imputed interest			-	-	-

Donated capital from shareholder			12,600	-	12,600

Net income (loss)			-	(14,400)	(14,400)

Balance, June 30, 2013	100	1	12,600	(14,400)	(1,799)

The accompanying notes are an integral part of these financial statements.

B-29 Energy, Inc.
Statement of Cash Flows
(a development stage company)

	For the Six Months Ended June 30, 2013	For the Six Months Ended June 30, 2012	From inception (May 24, 2013) to June 30, 2013
CASH FLOWS FROM OPERATING ACTIVITIES

Net gain(loss) from continuing operations	(14,400)	-	(14,400)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:

Adjustments for charges not requiring outlay of cash:
Common stock issued as compensation and for expenses	-	-	-
Non-cash interest expense	-	-	-
Note payable issued for legal expenses	-	-	-

Changes in operating assets and liabilities:

(Increase)/Decrease Prepaid Exp and Other Current Assets	-	-	-
(Increase)/Decrease Inventory	-	-	-
Increase/(Decrease) in Accounts Payable	2,500	-	2,500
Increase/(Decrease) in Accrued Expenses	-	-	-

Total adjustments to net income	2,500	-	2,500

Net cash provided by (used in) operating activities	(11,900)	-	(11,900)

CASH FLOWS FROM INVESTING ACTIVITIES

Net cash flows provided by (used in) investing activities	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Donated capital from shareholder	12,600	-	12,600
Increase/(Decrease) in shareholder loans	-	-	-
Cash Received/(Paid) on notes payable	-	-	-

Net cash provided by (used in) financing activities	12,600	-	12,600

CASH RECONCILIATION

Cash flow from discontinued operations	-	-	-
Net increase (decrease) in cash and cash equivalents	700	-	700
Cash and cash equivalents -beginning balance	-	-	-

CASH AND CASH EQUIVALENTS BALANCE END OF PERIOD	700	-	700

The accompanying notes are an integral part of these financial statements.

B-29 ENERGY, Inc.
(A Development Stage Company)
Notes to Financial Statements

1.	ORGANIZATION AND BUSINESS OPERATIONS

B-29 Energy, Inc. (“the Company”) was incorporated under the laws of the State of Colorado, U.S. on May 24, 2013. Our business is the development and distribution of effective and tasty energy products. The Company is in the development stage as defined under Accounting Codification Standard, Development Stage Entities (“ASC-915”), as the Company is still devoting substantially all of its efforts on establishing the business. The Company has generated0in revenue to date and consequently its operations are subject to all risks inherent in the establishment of a new business enterprise. For the period from inception on May 24, 2013 through June 30, 2013 the Company has accumulated losses of $14,400.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Fiscal Periods

The Company's fiscal year end is June 30.

Fair Value of Financial Instruments

The Company follows paragraph 825-10-50-10of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amount of the Company’s financial assets and liabilities, such as cash, and prepayments and other current assets, approximate their fair values because of the short maturity of the instrument.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

It is not, however, practical to determine the fair value of advances from stockholders, if any, due to their related party nature.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. The Company had $700 cash and $0 cash equivalents as of June 30, 2013.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In management's opinion, all adjustments necessary for a fair statement of the results for the interim periods have been made, and all adjustments are of a normal recurring nature.

Related Parties

The Company follows subtopic 850-10of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Stock-based Compensation

Stock-based compensation is accounted for at fair value in accordance with ASC Topic 718. To date, the Company has not adopted a stock option plan and has not granted any stock options.

Income Taxes

Income taxes are accounted for under the assets and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

Limitation on Utilization of NOLs due to Change in Control

Pursuant to the Internal Revenue Code Section 382 (“Section 382”), certain ownership changes may subject the NOL’s to annual limitations which could reduce or defer the NOL. Section 382 imposes limitations on a corporation’s ability to utilize NOLs if it experiences an “ownership change.” In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50percentage points over a three-year period. In the event of an ownership change, utilization of the NOLs would be subject to an annual limitation under Section 382 determined by multiplying the value of its stock at the time of the ownership change by the applicable long-term tax-exempt rate. Any unused annual limitation may be carried over to later years. The imposition of this limitation on its ability to use the NOLs to offset future taxable income could cause the Company to pay U.S. federal income taxes earlier than if such limitation were not in effect and could cause such NOLs to expire unused, reducing or eliminating the benefit of such NOLs.

Basic and Diluted Loss Per Share

The Company computes loss per share in accordance with “ASC-260”, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

The Company has no potential dilutive instruments and accordingly basic loss and diluted loss per share are equal.

Cash Flows Reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments. The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent Events

The Company follows the guidance in Section 855-10-50of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.

Recent accounting pronouncements

FASB Accounting Standards Update No. 2011-08

In September 2011, the FASB issued the FASB Accounting Standards Update No. 2011-08 “Intangibles—Goodwill and Other: Testing Goodwill for Impairment” (“ASU 2011-08”). This Update is to simplify how public and nonpublic entities test goodwill for impairment. The amendments permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. Under the amendments in this Update, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount.

The guidance is effective for interim and annual periods beginning on or after December 15, 2011. Early adoption is permitted.

FASB Accounting Standards Update No. 2011-11

In December 2011, the FASB issued the FASB Accounting Standards Update No. 2011-11 “Balance Sheet: Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This Update requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS.

The amended guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

FASB Accounting Standards Update No. 2012-02

In July 2012, the FASB issued the FASB Accounting Standards Update No. 2012-02 “Intangibles—Goodwill and Other (Topic 350) Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”).

This Update is intended to reduce the cost and complexity of testing indefinite-lived intangible assets other than goodwill for impairment. This guidance builds upon the guidance in ASU 2011-08, entitled Testing Goodwill for Impairment. ASU 2011-08 was issued on September 15, 2011, and feedback from stakeholders during the exposure period related to the goodwill impairment testing guidance was that the guidance also would be helpful in impairment testing for intangible assets other than goodwill.

The revised standard allows an entity the option to first assess qualitatively whether it is more likely than not (that is, a likelihood of more than 50percent) that an indefinite-lived intangible asset is impaired, thus necessitating that it perform the quantitative impairment test. An entity is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the entity determines that it is more likely than not that the asset is impaired.

This Update is effective for annual and interim impairment tests performed in fiscal years beginning after September 15, 2012.Earlier implementation is permitted.

Other Recently Issued, but not Yet Effective Accounting Pronouncements

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying consolidated financial statements.

3.	GOING CONCERN

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred losses since inception resulting in an accumulated deficit of $14,400 as of June 30, 2013 and further losses are anticipated in the development of its business raising substantial doubt about the Company's ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and or private placement of common stock.

4.	INTANGIBLE ASSETS

On May 31, 2013, the Company entered into an Asset Purchase Agreement with Ronald Leyland whereby the Company acquired assets which include, but are not limited to, all intellectual property, trade name, trade secrets, trademarks, personnel contracts, website domain and content, strategic partnerships, publications, operating model, manuals, licenses, and all other confidential information related to the B-29 Energy Drink concept developed by Mr. Leyland. In consideration for the assets, the Company issued 100common shares at par, for a value of 1.

5.	INCOME TAXES

As of June 30, 2013 the Company had net operating loss carry forwards of $14,400 that may be available to reduce future years' taxable income through 2033. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

6.	RELATED PARTY TRANSACTIONS

On May 24, 2013, the Company issued 100shares of common stock at a price of 0.001 per share to Ron Leyland, the Company’s sole officer and director, in consideration of assets purchased under an Asset Purchase Agreement made effective on May 31, 2013.

During the quarter ended June 30, 2013, the Company received $12,600 as contributed capital from its director.

7.	STOCKHOLDERS’ EQUITY

The authorized capital of the Company is 100 common shares; par value 0.001 per share.

On May 24, 2013, the Company issued 100 shares of common stock at a price of 0.001 per share in connection with an Asset Purchase Agreement.

8.	SUBSEQUENT EVENTS

There are no material subsequent events to report.

(b)	Exhibits

NUMBER	EXHIBIT

23.1	Auditor’s Consent

10.1	Share Exchange Agreement between Puget Technologies, Inc., B-29 Energy Inc., and Ronald Leyland

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET TECHNOLOGIES, INC.

Dated: September 4, 2013	By:	/s/ Ronald Leyland
Ronald Leyland President and Chief Executive Officer